Waiver and Amendment
This Waiver and Amendment (this “Agreement”) is entered into as of May 7, 2025 (the “Effective Date”), by and among BGSF Inc., a Delaware corporation (the “Borrower”), the Guarantors listed below as signatories hereto, the Lenders listed below as signatories hereto (constituting unanimous Lender consent), and BMO Bank N.A. as administrative agent (in such capacity, including any successor thereto, the “Agent”) for the Lenders.
Recitals:
    A.    The Lenders currently extend credit to the Borrower on the terms and conditions set forth in that certain Amended and Restated Credit Agreement dated as of March 12, 2024 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of November 6, 2024 (the “First Amendment”) by and among the Borrower, the Guarantors, the Lenders party thereto, and the Agent, and as amended by that certain certain Waiver and Second Amendment to Amended and Restated Credit Agreement, dated as of March 13, 2025 (the “Waiver and Second Amendment”) by and among the Borrower, the Guarantors, the Lenders party thereto, and the Agent) (as so amended and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Credit Agreement”).
    B.    The Borrower has failed to timely comply with Section 8.4 of the Waiver and Second Amendment, and pursuant to Section 10 of the Waiver and Second Amendment, such failure constitutes an Event of Default under the Credit Agreement (the “Capital Contribution Default”).
    C.    The Borrower has requested that the Lenders waive the Capital Contribution Default and agree to certain amendments to the Waiver and Second Amendment, and the Lenders are willing to waive the Capital Contribution Default (and only the Capital Contribution Default) and agree to such amendments on the terms and conditions set forth in this Agreement.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
    1.    Incorporation of Recitals; Defined Terms. The parties hereto acknowledge that the Recitals set forth above are true and correct in all material respects. The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference. All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement (as amended hereby).
    2.    Acknowledgement of Liens. The Obligated Parties hereby acknowledge and agree that the Obligations owing to the Agent and the Lenders arising out of or in any manner relating to the Loan Documents, as well as all Bank Product Obligations, shall continue to be secured by Liens on all assets and property of the Obligated Parties, including, without limitation, all accounts, chattel paper, commercial tort claims, deposit accounts, documents, general
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intangibles, goods (including all farm products, inventory, equipment, and fixtures), instruments, investment property, letter-of-credit rights, letters of credit, money, real estate, and certain other assets and properties of the Obligated Parties, whether now owned or existing or hereafter created, acquired or arising, and in each of the foregoing cases, to the extent provided for in the Loan Documents heretofore executed and delivered by the Obligated Parties; and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Agreement.
    3.     Waiver. At the direction of the Lenders signatory hereto, and in consideration for the agreements of the Borrower set forth herein and upon the effectiveness of this Agreement, the Agent and the Lenders waive the Capital Contribution Default (and only the Capital Contribution Default). This waiver is limited to the matters expressly set forth herein and all other terms and conditions of the Credit Agreement, the Waiver and Second Amendment and the other Loan Documents shall stand and remain unchanged and in full force and effect (except as amended by this Agreement).
    4.    Amendment to Waiver and Second Amendment. Upon the satisfaction of the conditions precedent set forth in Section 7 below, the Waiver and Second Amendment shall be and hereby is amended as of the Effective Date as follows:
    4.1.    Section 8.4 of the Waiver and Second Amendment is amended and restated to read as follows:
    8.4    Capital Contribution. On or prior to May 30, 2025, the Borrower shall have received in one of the Borrower’s deposit accounts with the Agent for working capital purposes at least $2,000,000 of additional cash equity contributions or proceeds of Subordinated Debt, in either case, on terms acceptable to the Agent (the “Second Amendment Capital Contribution”); provided, however, that if the Second Amendment Capital Contribution is received in the form of proceeds of Subordinated Debt, such Subordinated Debt shall not be counted as or included in the amount of Subordinated Debt required to be raised by the Borrower in a Subordinated Debt Transaction pursuant to the Milestones in Section 8.1 of this Agreement.
    5.    Release. (a) For value received, including without limitation, the agreements of the Lenders in this Agreement, each Obligated Party, on behalf of itself and its successors and assigns, and its current and former shareholders, members, parents, subsidiaries, divisions, affiliates, directors, officers, employees, agents, attorneys, advisors, consultants, and other representatives (collectively, the “Releasing Parties”), hereby to the extent permitted by applicable law absolutely, unconditionally, and irrevocably releases and forever discharges the Agent and the Lenders, and their current and former shareholders, members, parents, subsidiaries, divisions, affiliates, directors, officers, employees, agents, attorneys, advisors, consultants, and other representatives (collectively, the “Released Parties”) of and from any and all claims (including, without limitation, all counterclaims, crossclaims, defenses, rights of set-

off and recoupment), actions, causes of action, acts and omissions, controversies, demands, suits, and other liabilities (collectively, the “Claims”) of every kind or nature whatsoever, both in law and in equity, known or unknown relating to the Loan Documents, this Agreement or the transactions contemplated hereby or thereby, which any Releasing Party has or ever had against the Released Parties prior to, through, and including this date, including, without limitation, Claims arising out of the existing financing arrangements between the Borrower and the Lenders and any Claim of breach of the duty of good faith and fair dealing based on, among other things, the Released Parties’ exercise of discretion under the Loan Documents (a “Released Claim”); provided that the foregoing shall not in any case release the Agent or the Lenders from their obligations to the Obligated Parties under the Loan Documents, including this Agreement, on and after the date hereof. The Obligated Parties hereby represent and warrant that, on behalf of themselves and their successors, assigns and legal representatives, they have not sold, conveyed, assigned, pledged, hypothecated, or otherwise encumbered all or any part of the Claims released in this Section. The Obligated Parties hereby acknowledge and agree, on behalf of themselves and their successors, assigns and legal representatives, that the Released Parties have at all times acted in good faith with regard to the consummation and administration of the Loan Documents. Each Obligated Party acknowledges and agrees that, as of the date hereof, it does not have any Released Claim against the Released Parties, each of which such Obligated Party, on behalf of itself and its successors, assigns and legal representatives, hereby expressly waives. Each Obligated Party hereby confirms that the foregoing waiver and release is an informed waiver and release and is being freely given.
    (b)    Each Obligated Party further agrees, on behalf of itself and its successors, assigns, and legal representatives, not to commence, institute, or prosecute any lawsuit, action or other proceeding, whether judicial, administrative or otherwise, to collect or enforce any Released Claim. If any Obligated Party or any of its successors, assigns, or legal representatives violates the foregoing covenant, the Obligated Parties hereby agree, on behalf of themselves and their successors and assigns, to jointly and severally pay, in addition to any damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Released party as a result of such violation as determined by a final, nonappealable judgment of a court of competent jurisdiction.
    6.    Entire Agreement; Loan Documents Remain Effective; No Novation; and Modifications. This Agreement and the Loan Documents are intended by the Agent and the Lenders as a final expression of their agreement and are intended as a complete and exclusive statement of the terms and conditions of that agreement. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. Except as expressly set forth in this Agreement, the Loan Documents and all of the obligations of the Obligated Parties thereunder, the rights and benefits of the Agent and Lenders thereunder, and the Liens created thereby remain in full force and effect. This Agreement is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Loan Documents, except as specifically set forth herein. Without limiting the foregoing, the Obligated Parties agree to comply with all of the terms, conditions, and provisions of the Loan Documents except to the extent such compliance is inconsistent with the express provisions of this Agreement. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement entered into in accordance with Section 12.10 of the Credit Agreement. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements as to the subject matter hereof between the parties.
    7.    Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction (or waiver) of the following conditions precedent:
    7.1    the Obligated Parties, the Agent, and all of the Lenders shall have executed and delivered this Agreement on or before the Effective Date;
    7.2    the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Agent invoiced at least one (1) Business Day prior to the Effective Date, including the reasonable and documented out-of-pocket attorney’s fees; and
    7.3    legal matters incident to the execution and delivery of this Agreement shall be satisfactory to the Agent and its counsel.
    8.    Representations. In order to induce the Agent and Lenders to execute and deliver this Agreement, each Obligated Party hereby represents to the Agent and the Lenders that as of the date hereof, after giving effect to this Agreement (a) the representations and warranties set forth in Article 6 of the Credit Agreement are true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality, in each case after giving effect to the materiality qualifier therein) as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representation shall be true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality, in each case after giving effect to the materiality qualifier therein) as of such earlier date and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or would occur as a result of giving effect to this Agreement.
    9.        Miscellaneous. By its acceptance hereof, each Obligated Party hereby represents as of the date hereof that it has the necessary power and authority to execute, deliver, and perform the undertakings contained herein, and that this Agreement constitutes the valid and binding obligation of such party enforceable against it in accordance with its terms. Any provision of this Agreement held invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provision hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto hereby acknowledge and agree that this Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents, and a breach by any Obligated Party of any agreement or covenant in this Agreement shall constitute an immediate Event of Default under the Credit Agreement. This Agreement may be executed in counterparts and by different parties on separate counterpart signature pages, each of which constitutes an original and all of which taken together constitute one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Texas Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Agreement shall be governed by Texas law and shall be governed and interpreted on the same basis as the Credit Agreement.
[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

This Waiver and Amendment is entered into as of the date and year first above written.
    “Borrower”
    BGSF, Inc.
By:     /s/ Keith R. Schroeder_______________
    Name:    Keith R. Schroeder_____________
    Title:    Chief Financial Officer _________
    “Guarantors”
    B G Staff Services Inc
    BG California Finance & Accounting Staffing, Inc.
    BG California IT Staffing, Inc.
    BG California Multifamily Staffing, Inc.
    BG Finance and Accounting, Inc.
    BG Personnel of Texas, LLC
    BG Personnel, LLC
    Edgerock Technologies Holdings, Inc.
    Edgerock Technologies, LLC
    By: /s/ Keith R. Schroeder______________
    Name:    Keith R. Schroeder_____________
    Title:    Chief Financial Officer _________

Waiver and Amendment
BGSF, Inc.

    BG Personnel, LP
    By:     BGSF Professional, LLC
    Its:     General Partner
    By:     BGSF, Inc.
    Its:     Sole Member
    By: /s/ Keith R. Schroeder______________
    Name:    Keith R. Schroeder____________
    Title:    Chief Financial Officer_________

    BGSF Professional, LLC
    By:     BGSF, Inc.
    Its:     Sole Member
    By: /s/ Keith R. Schroeder______________
    Name:    Keith R. Schroeder_____________
    Title:    Chief Financial Officer_________

Waiver and Amendment
BGSF, Inc.

    BMO Bank N.A., as Agent and Lender
    By:     /s/ Arthur Martinez_________________
    Name:    Arthur Martinez______________
    Title:    Vice President________________

Waiver and Amendment
BGSF, Inc.

    “Lenders”
    Bank of America, N.A., as a Lender
    By:    __/s/ Thomas Czerwinski____________
    Name:    Thomas Czerwinski____________
    Title:    Sr. Vice President______________

Waiver and Amendment
BGSF, Inc.

    Independent Bank, as a Lender
    By:    _/s/ Burton C. French_______________
    Name:    Burton C. French______________
    Title:    SVP________________________

Waiver and Amendment
BGSF, Inc.

    Texas Capital Bank, as a Lender
    By:     /s/ Alan Wray_____________________
    Name:    Alan Wray___________________
    Title:    Director

Waiver and Amendment
BGSF, Inc.